UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2024

Paychex, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	01-11330	16-1124166
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

911 Panorama Trail South
Rochester, New York		14625-2396
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (585) 385-6666

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PAYX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2024 Annual Meeting of Stockholders of Paychex, Inc. (the “Company”) was held on October 10, 2024, via live webcast, for the following purposes: (i) to elect the eleven (11) directors named in the Company’s Proxy Statement to hold office for a one-year term and until their respective successors are elected and qualified; (ii) to hold a non-binding advisory vote on the compensation of the Company’s named executive officers; and (iii) to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2025.

There were present at the Annual Meeting, either in person or by proxy, holders of 325,831,506 shares of common stock entitled to vote.

Results of stockholder voting are as follows:

Proposal 1: Election of Directors

Each of the 11 nominees for director was duly elected, with votes as follows:

	For	Against	Abstain	Broker Non-Votes
Martin Mucci	280,385,736	9,671,231	222,708	35,551,831
Thomas F. Bonadio	277,520,491	12,270,027	489,157	35,551,831
Joseph G. Doody	276,541,104	13,251,910	486,661	35,551,831
John B. Gibson	285,665,065	4,230,058	384,552	35,551,831
B. Thomas Golisano	281,299,623	8,648,784	331,268	35,551,831
Pamela A. Joseph	255,187,202	33,251,407	1,841,066	35,551,831
Theresa M. Payton	285,872,568	4,124,476	282,631	35,551,831
Kevin A. Price	278,127,103	11,674,112	478,460	35,551,831
Joseph M. Tucci	270,896,221	18,790,173	593,281	35,551,831
Joseph M. Velli	282,108,793	7,815,837	355,045	35,551,831
Kara Wilson	285,946,066	4,018,306	315,303	35,551,831

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation

The non-binding advisory vote on the compensation of the Company’s named executive officers was approved, with votes as follows:

For	Against	Abstain	Broker Non-Votes
275,855,902	13,360,555	1,063,218	35,551,831

Proposal 3: Ratification of Selection of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm

The selection of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for fiscal year 2025 was ratified, with votes as follows:

For	Against	Abstain
322,397,905	3,139,220	294,381

Item 9.01 Financial Statements and Exhibits

Exhibit number	Description
104	Cover page Interactive File, embedded in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCHEX, INC.
Date:	October 11, 2024	By:	s/ Prabha Sipi Bhandari
Prabha Sipi Bhandari Chief Legal Officer, Chief Ethics Officer, and Secretary